EXHIBIT 4.1



          TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                      CERTIFICATE WHEN READY FOR DELIVERY

COMMON STOCK

PAR VALUE $.10                              This Certificate is transferable in
                                            Boston, Massachusetts and New York,
                                                         New York

                                                          SHARES



                            LNR PROPERTY CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT







IS THE OWNER OF





           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                            LNR PROPERTY CORPORATION

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
     BANKBOSTON, N.A.

                         TRANSFER AGENT                               PRESIDENT
                          AND REGISTRAR

BY

                         AUTHORIZED SIGNATURE               SECRETARY


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                            LNR PROPERTY CORPORATION

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR

THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
TEN COM - as tenants in common                                    UNIF GIFT MIN ACT - .......Custodian........
                                                                                  (Cust)              (Minor)
TEN ENT - as tenants by the entireties                                           under Uniform Gifts to Minors

JT TEN  - as joint tenants with right of survivorship                            Act..........................
            and not as tenants in common                                                     (State)

     Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

____________________________________________________________________     shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________       Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

       NOTICE:________________________________________________________________________________

__________  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
            WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

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